LETTER TO SHAREHOLDERS                      ACM Municipal Securities Income Fund
================================================================================

June 24, 1999

Dear Shareholder:

We are pleased to report municipal market activity and investment results for ACM Municipal Securities Income Fund's six-month fiscal reporting period ending April 30, 1999.

INVESTMENT RESULTS*
Periods Ended April 30, 1999

                                  Total Returns

ACM Municipal Securities Income Fund

          6 Months        1 Year         3 Years         5 Years
          --------        ------         -------         -------

            2.37%          5.86%         10.14%           8.46%

Fund Market Price Per Share $13.688

Lipper General & Leveraged Muni Debt Funds Average

                  1 Year           3 Years           5 Years
                  ------           -------           -------

                   7.01%            8.70%             8.32%

*The Fund's investment results are total returns for the periods shown and are based on the net asset value as of April 30, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The Lipper General & Leveraged Muni Debt Funds Average represents the performance of 46 funds for the 1-year period, 44 funds for the 3-year period and 43 funds for the 5-year period ended April 30, 1999. Funds in the Lipper averages generally have similar investment objectives to the Fund, although some may have different investment policies. An investor cannot invest directly in an average.

MARKET OVERVIEW

For the six months ended April 30, 1999, the municipal bond market continued to perform well compared to the U.S. government bond (Treasury) market. Part of this positive performance was attributable to a declining yield ratio, or relationship of municipal bond yields to Treasury yields, over the period. In the latter part of calendar 1998, investors seeking the "safe haven" of U.S. government bonds during the emerging markets crisis pushed the yield ratio toward 100%, compared with traditional levels of roughly 85%. The markets reversed course in recent months, retracing much of the ground lost in 1998. In addition to the easing of international financial tensions, continued investor demand for tax-exempt income and the absence of any significant tax reform legislation contributed to the price appreciation we have seen throughout the municipal market.

Another significant contributor to the health of the municipal bond market was the continuing improvement of the creditworthiness of state and local governments. The strong domestic economy continued to produce record levels of sales, income and property tax receipts. In addition, state and local government spending increased at a lower rate than tax revenues, resulting in overall budget surpluses.

INVESTMENT STRATEGY

In response to the unusually high yields on municipal bonds compared with government bonds (on an after-tax basis) during the reporting period, your management team selectively added new municipal positions to the portfolio. In particular, we have continued to focus our research efforts on project-specific financings, primarily basic infrastructure improvement projects. Over time, we expect that the underlying credit fundamentals of the issuers of these securities will improve and that the original, higher-yielding debt that we hold will outperform the broader municipal market.

In addition to our overall portfolio strategy built on fundamental credit analysis, we attempt, when market conditions are favorable, to make opportunistic purchases and sales of securities at advantageous


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                                                                               1
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

                                            ACM Municipal Securities Income Fund
================================================================================

prices. A good example of such a time in the market was December 1998, when dealers and investors provided lower levels of liquidity during holiday and year-end reporting periods. In December, we made several purchases at attractive prices. We also use these market opportunities to improve the call protection in the Fund and to increase the overall risk-adjusted return profile. Over time, we have found that this type of opportunistic investing provides an important part of our total return advantage compared with our peer group of competing mutual funds.

MARKET OUTLOOK

The U.S. economy's low inflation, steady growth and federal budget surplus should lead to further stability in all sectors of the bond market. The municipal market should continue to perform in line with the broader market. In this type of trading-range environment, we anticipate that the yield ratio of municipals to Treasuries should continue to decline to its historic mean level of approximately 85%. This room for improvement should allow municipals to continue to perform well relative to Treasuries and corporate bonds. However, more new infrastructure projects are under consideration at the state level and the local level than in the recent past. This may lead to an increased supply of new issues of tax-exempt bonds. We expect, however, that the overall supply and demand characteristics of the market will remain in approximate equilibrium and that neither new issues nor net redemptions will move the market appreciably.

As always, we will continue to pursue our tactics of buying on weakness and selling on strength within the overall strategy of fundamental credit analysis.

We appreciate your investment in ACM Municipal Securities Income Fund and look forward to reporting future investment results.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President


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2
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

PORTFOLIO OF INVESTMENTS
April 30, 1999 (unaudited)                  ACM Municipal Securities Income Fund
================================================================================

Standard                                        Principal
& Poor's                                         Amount
Rating                                            (000)                    Value
--------------------------------------------------------------------------------

        LONG TERM
        MUNICIPAL BONDS-98.4%

        ARIZONA--1.8%
NR      Goodyear
        Wtr & Swr (Litchfield Park)
        AMT Ser 99
        5.95%, 10/01/23.................          $3,160              $3,159,779
AA      Phoenix
        MFHR (Woodstone &
        Silver Springs)
        Ser 93 Asset Guaranty
        6.25%, 4/01/23..................           1,000               1,057,360
                                                                    ------------
                                                                       4,217,139
                                                                    ------------
        CALIFORNIA--14.0%
A+      California GO
        SFMR (Veterans Housing)
        AMT Ser 95
        6.40%, 2/01/20..................           5,670               5,766,333
AA-     California HFA
        SFMR (Homeownership Mtg)
        AMT Ser 94H
        7.50%, 8/01/25..................           5,100               5,382,234
AAA     AMT Ser 91C MBIA
        7.00%, 8/01/23..................           1,475               1,554,252
AAA     Garden Grove
        MFHR: (Tudor Grove)
        GNMA Ser 89 AMT
        7.25%, 5/20/32..................           6,120               7,236,198
NR      Orange County
        Assess Dist #88-1
        (Pelican Hill Proj)
        Ser 92A
        8.25%, 9/02/18..................           3,825               3,936,843
A-      Placer County Res Rec
        (Wstrn Placer Wst Mgmt)
        AMT Ser 94
        6.75%, 7/01/14..................           2,450               2,680,521
AAA     Sacramento
        Muni Util Dist (Elec Rev)
        Ser 92A FGIC
        6.30%, 8/15/18(a)...............           2,500               2,942,350
BBB+    Westminster Redev Agy
        MFHR (Rose Garden Apt)
        AMT
        6.75%, 8/01/24..................           3,300               3,492,786
                                                                    ------------
                                                                      32,991,517
                                                                    ------------
        COLORADO--9.3%
Baa3    Denver City & County
        Arpt Rev (United Airlines)
        AMT Ser 92A
        6.875%, 10/01/32 (b)............          20,300              21,740,894
                                                                    ------------
        ILLINOIS--1.8%
BBB-    Chicago Arpt Rev
        (American Airlines)
        AMT Ser 94
        8.20%, 12/01/24.................           3,500               4,135,005
                                                                    ------------
        INDIANA--7.5%
Baa3    Indianapolis
        Airport Rev
        (United Airlines)
        AMT Ser 95A
        6.00%, 11/15/31 (b).............           8,910               9,630,284
Baa2    Warrick County
        PCR (So Indiana Gas & Elec Co)
        AMT Ser 93B
        6.00%, 5/01/23..................           7,290               7,868,462
                                                                    ------------
                                                                      17,498,746
                                                                    ------------
        LOUISIANA--0.2%
Aaa     Calcasieu Parish
        SFMR (Mortgage Rev)
        AMT GNMA/FNMA
        Ser 97A
        6.40%, 4/01/32 (b)..............             340                 357,541
                                                                    ------------
        MARYLAND--3.4%
AAA     Baltimore County
        MFHR (Dunfield Proj)
        FHA Ser 92A
        6.90%, 8/01/28..................           7,500               8,091,075
                                                                    ------------


                                                                             ---
                                                                               3
                                                                             ---

PORTFOLIO OF INVESTMENTS (cont.)            ACM Municipal Securities Income Fund
================================================================================

Standard                                        Principal
& Poor's                                         Amount
Rating                                            (000)                    Value
--------------------------------------------------------------------------------

        MASSACHUSETTS--4.2%
BBB+    Mass Hlth & Ed Fac
        Auth Hosp Rev
        (Jordan Hospital)
        Ser 92B
        6.875%, 10/01/15................          $1,500             $ 1,613,310
Aaa     Mass Hlth & Ed Fac
        Auth Hosp Rev
        (Metro West Health)
        Ser 92C Preref:
        6.50%, 11/15/18.................           2,690               2,987,998
A+      Mass HFA
        SFMR (Residential Mtg)
        AMT Ser 40
        6.65%, 12/01/27.................           2,500               2,678,525
BBB     Mass Hlth & Ed Fac Auth
        Hosp Rev (Caritas Christi)
        Ser 99A
        5.75%, 7/01/28..................           2,500               2,489,275
                                                                    ------------
                                                                       9,769,108
                                                                    ------------
        MICHIGAN--4.7%
AA+     Michigan
        Hsg Dev Auth SFMR (Mortgage Rev)
        AMT Ser 96B
        6.20%, 6/01/27..................           1,000               1,057,320
AAA     Michigan
        Hsg Dev Auth
        MFHR (Rental Rev)
        AMT AMBAC Ser 97A
        6.10%, 10/01/33.................           8,400               8,865,864
AA      Troy Downtown
        Dev Auth
        Ser 95A Asset Guaranty
        6.375%, 11/01/18................           1,025               1,127,357
                                                                    ------------
                                                                      11,050,541
                                                                    ------------
        MINNESOTA--4.5%
AA+     Minnesota HFA
        SFMR (Homeownership Mtg)
        AMT Ser 96F
        6.30%, 1/01/28..................           4,345               4,563,162
        6.25%, 7/01/26..................           2,765               2,922,633
BBB     South St. Paul
        Hosp Rev (Health East Proj)
        Ser 94
        6.75%, 11/01/09.................           3,000               3,161,820
                                                                    ------------
                                                                      10,647,615
                                                                    ------------
        MISSISSIPPI--1.0%
Aaa     Mississippi Hsg Corp
        SFMR (Mortgage Rev)
        AMT GNMA Ser 99A-7
        6.30%, 6/01/31..................           2,250               2,456,010
                                                                    ------------
        NEW JERSEY--1.7%
A+      New Jersey Hsg & Mtg Fin
        MFHR (Sect 8)
        Ser1
        6.70%, 11/01/28.................           3,735               4,000,073
                                                                    ------------
        NEW YORK--3.3%
Aaa     New York City GO
        Ser 95B Preref
        7.25%, 8/15/04 (a)..............          3,465                4,049,060
AAA     New York State HFA
        MFHR (Erie Monroe Cty Proj)
        AMT AMBAC Ser 89B
        7.55%, 11/01/29.................          3,470                3,598,945
                                                                    ------------
                                                                       7,648,005
                                                                    ------------
        OHIO--2.0%
AAA     Ohio HFA
        SFMR (Mortgage Rev)
        AMT GNMA Ser 95 A-2
        6.625%, 3/01/26.................          4,555                4,808,668
                                                                    ------------
        RHODE ISLAND--4.9%
AA+     Rhode Island Hsg & Mtg
        Fin Corp SFMR
        (Homeownership Mtg)
        AMT Ser 92-7A
        6.75%, 10/01/25.................           3,700               3,897,210
        AMT Ser 91-8
        10.317%, 4/01/24 (a)............           7,000               7,653,940
                                                                    ------------
                                                                      11,551,150
                                                                    ------------


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4
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

                                            ACM Municipal Securities Income Fund
================================================================================

Standard                                        Principal
& Poor's                                         Amount
Rating                                            (000)                    Value
--------------------------------------------------------------------------------

        SOUTH CAROLINA--1.8%
AAA     Horry County Arpt Rev
        (Myrtle Beach Jet Port)
        AMT FSA Ser 90
        7.30%, 7/01/20..................          $4,000            $  4,226,560
                                                                    ------------
        SOUTH DAKOTA--3.4%
AAA     South Dakota
        SFMR (Homeownership Mtg)
        AMT Ser 93-11
        6.15%, 5/01/26..................           2,500               2,604,950
A       South Dakota (Education Loans)
        AMT Ser 96-1E 6.55%
        Preref: 8/01/01(b)..............           4,900               5,323,556
                                                                    ------------
                                                                       7,928,506
                                                                    ------------
        TENNESSEE--7.6%
Aa2     Tennessee Ed Loan
        (Ed Funding South, Inc)
        AMT Ser 97B
        6.20%, 12/01/21(b)..............          10,600              11,035,872
BBB     Memphis Shelby
        County Spec Fac
        (Federal Express)
        AMT Ser 93
        6.20%, 7/01/14..................           3,000               3,188,040
AAA     Metro Govt Nashville
        & Davidson Cnty
        Water System Rev
        Ser 92 AMBAC 8.783%,
         Preref: 8/01/01(a).............           3,000               3,473,760
                                                                    ------------
                                                                      17,697,672
                                                                    ------------
        TEXAS--10.1%
BBB     Alliance Arpt Auth
        (Federal Express)
        AMT Ser 96
        6.375%, 4/01/21.................          14,500              15,530,515
AAA     Amarillo Texas
        Hosp Rev (High Plains Baptist)
        FSA Ser 92B
        9.504%, 1/01/22 (a).............           3,200               3,778,880
BBB-    Dallas - Ft. Worth
        Airport (American Airlines)
        AMT Ser 92
        7.25%, 11/01/30.................           3,985               4,361,383
                                                                    ------------
                                                                      23,670,778
                                                                    ------------
        VIRGINIA--3.8%
A+      Giles County IDR
        (Hoechst - Celanese Corp.)
        AMT Ser 96
        6.45%, 5/01/26..................           4,910               5,334,371
A-      Henrico County
        Swr (Browning-Ferris)
        AMT Ser 97A
        5.875%, 3/01/17.................           2,750               2,756,298
AAA     Suffolk
        MFHR (Prince William Commons)
        AMT FNMA Ser 95A
        6.50%, 6/01/29..................             700                 756,203
                                                                    ------------
                                                                       8,846,872
                                                                    ------------
        WEST VIRGINIA--7.4%
A       Braxton
        Swr (Weyerhauser)
        AMT Ser 98
        5.4%, 5/01/25...................          11,700              11,598,210
AAA     West Virginia Parkways
        Eco Dev (Parkway Rev)
        FGIC Ser 93
        8.022%, 5/16/19 (a).............           5,000               5,635,000
                                                                    ------------
                                                                      17,233,210
                                                                    ------------
        TOTAL INVESTMENTS--98.4%
          (Cost $220,572,059)...........                             230,566,685
        Other assets less liabilities-1.6%                             3,686,630
                                                                    ------------
        NET ASSETS--100%                                            $234,253,315
                                                                    ============


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                                                                               5
                                                                             ---

PORTFOLIO OF INVESTMENTS (cont.)            ACM Municipal Securities Income Fund
================================================================================

--------------------------------------------------------------------------------
(a) Inverse Floater Security - Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
(b)   Moody's or Fitch's Rating.

Glossary of Terms:

AMBAC      American Municipal Bond Assurance Corporation
AMT        Alternative Minimum Tax
FGIC       Financial Guaranty Insurance Company
FHA        Federal Housing Administration
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance, Inc.
GNMA       Government National Mortgage Association
GO         General Obligation
HFA        Housing Finance Authority
IDR        Industrial Development Revenue
MBIA       Municipal Bond Investors Assurance
MFHR       Multi-Family Housing Revenue
NR         Not Rated
PCR        Pollution Control Revenue
SFMR       Single Family Mortgage Revenue

See notes to financial statements.


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6
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

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)                  ACM Municipal Securities Income Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $220,572,059)......... $230,566,685
  Cash............................................................      121,354
  Receivable for investment securities sold.......................    3,097,500
  Interest receivable.............................................    3,827,218
  Other receivable................................................      178,351
                                                                   ------------
  Total assets....................................................  237,791,108
                                                                   ------------

LIABILITIES
  Payable for investment securities purchased.....................    3,160,000
  Advisory fee payable............................................      112,277
  Administrative fee payable......................................       33,683
  Accrued expenses and other liabilities..........................      231,833
                                                                   ------------
  Total liabilities...............................................    3,537,793
                                                                   ------------
NET ASSETS........................................................ $234,253,315
                                                                   ============

COMPOSITION OF NET ASSETS
  Preferred Stock:
    $.01 par value per share; 3,600 shares Preferred Stock
     authorized, issued and outstanding at $25,000 per share
     liquidation preference.......................................  $90,000,000
  Common Stock:
    $.01 par value per share; 100,000,000 shares authorized,
     10,789,383 shares issued and outstanding.....................      107,894
  Additional paid-in capital......................................  147,948,541
  Distribution in excess of net investment income.................      (80,631)
  Accumulated net realized loss on investments....................  (13,717,115)
  Net unrealized appreciation of investment.......................    9,994,626
                                                                   ------------
                                                                   $234,253,315
                                                                   ============

NET ASSET VALUE PER SHARE OF COMMON STOCK--$144,253,315
 ($234,253,315 less Preferred Stock at liquidation value of
   $90,000,000) divided by 10,789,383 shares of Common Stock
   outstanding....................................................       $13.37
                                                                         ======

--------------------------------------------------------------------------------
See notes to financial statements.


                                                                             ---
                                                                               7
                                                                             ---

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (unaudited) ACM Municipal Securities Income Fund
================================================================================

INVESTMENT INCOME
  Interest................................................           $7,096,230

EXPENSES
  Advisory fee............................................ $587,570
  Administrative fee......................................  176,271
  Auction Agent fee.......................................  112,937
  Custodian...............................................   74,200
  Audit and legal.........................................   62,791
  Transfer agency.........................................   28,658
  Directors' fees.........................................   24,610
  Printing................................................   10,164
  Miscellaneous...........................................   15,318
                                                           --------
  Total expenses..........................................            1,092,519
                                                                     ----------
  Net investment income...................................            6,003,711
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions............              196,187
  Net change in unrealized appreciation on investments....           (1,366,715)
                                                                     ----------
  Net loss on investments.................................           (1,170,528)
                                                                     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS................           $4,833,183
                                                                     ==========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                         Six Months Ended
                                                                          April 30, 1999      Year Ended
                                                                            (unaudited)    October 31, 1998
                                                                         ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ................................................  $  6,003,711       $ 12,443,822
  Net realized gain on investment transactions .........................       196,187          1,031,923
  Net change in unrealized appreciation on investments .................    (1,366,715)          (574,962)
                                                                          ------------       ------------
  Net increase in net assets from operations ...........................     4,833,183         12,900,783

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
   Common Stock ........................................................    (4,683,584)        (9,255,074)
   Preferred Stock .....................................................    (1,400,064)        (3,188,748)

  Distributions in excess of net investment income
   Common Stock ........................................................           -0-           (220,563)

CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance of Common Stock ..       508,540          1,117,922
                                                                          ------------       ------------
  Total increase (decrease) ............................................      (741,925)         1,354,320

NET ASSETS
  Beginning of year ....................................................   234,995,240        233,640,920
                                                                          ------------       ------------
  End of period ........................................................  $234,253,315       $234,995,240
                                                                          ============       ============

--------------------------------------------------------------------------------
See notes to financial statements.


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8
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

NOTES TO FINANCIAL STATEMENTS
April 30, 1999                              ACM Municipal Securities Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulation and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the month.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 1999 there was no reimbursement paid to AFS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the month. The Administrator


                                                                             ---
                                                                               9
                                                                             ---

NOTES TO FINANCIAL STATEMENTS (cont.)       ACM Municipal Securities Income Fund
================================================================================

has engaged Prudential Investments Fund Management LLC (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $87,411,335 and $87,216,706, respectively, for the period ended April 30, 1999. There were no purchases or sales of U.S. government and government agency obligations for the period ended April 30, 1999. At April 30, 1999 the cost of the investments for Federal income tax purposes was $220,643,703. Accordingly, gross unrealized appreciation was $10,122,581 and gross unrealized depreciation was $199,599 resulting in net unrealized appreciation of $9,922,982.

--------------------------------------------------------------------------------

NOTE D: Taxes

For Federal income tax purposes at October 31, 1998, the Fund had a capital loss carry forward of $13,898,478; of which $2,800,707 expires in 2002 and $11,097,771 expires in 2003.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

Common Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 10,789,383 shares outstanding at April 30, 1999, the Adviser owned 7,200 shares. During the period ended April 30, 1999, and the year ended October 31, 1998, the Fund issued 37,895 and 81,621 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share. The dividend rate on Series A is 3.60% and is effective through May 5, 1999 The dividend rate on Series B is 3.50% and is effective through May 3, 1999. The dividend rate on Series C is 3.50% and is effective through May 6, 1999.

--------------------------------------------------------------------------------

NOTE F: Year 2000

Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the Year 2000 problem. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of computer systems employed by the Fund or its major service providers fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's stockholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline


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10
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

                                            ACM Municipal Securities Income Fund
================================================================================

as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. The Fund has been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by June 30, 1999. The same process is being performed for non-mission critical systems with estimated completion by June 30, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. The same process is being performed for non-mission critical systems and is estimated to be completed by June 30, 1999. After each system has been remediated, it is tested with 1900 dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and approximately 89% of nonmission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and nonmission critical systems is estimated to be completed by June 30, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is June 30, 1999.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, including Alliance, will not operate as intended and that the systems and applications of third party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund and its major service providers or the systems of its important third party suppliers be unable to process date sensitive information accurately after 1999, the Fund and Alliance or its other service providers may be unable to conduct its normal business operations and to provide shareholders with the required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant.


                                                                             ---
                                                                              11
                                                                             ---

FINANCIAL HIGHLIGHTS                        ACM Municipal Securities Income Fund
================================================================================

Selected Data For a Share of Common Stock Outstanding Throughout Each Period.

                                                Six Months
                                                  Ended                 Year Ended October 31,
                                              April 30, 1999 ----------------------------------------------
                                               (unaudited)    1998      1997      1996      1995      1994
                                              -------------  ------    ------    ------    ------    ------

Net asset value, beginning of period ............  $13.49    $13.46    $12.74    $12.59    $11.57    $14.66
                                                   ------    ------    ------    ------    ------    ------
Income From Investment Operations
Net investment income ...........................     .56      1.16      1.20      1.18      1.17      1.21
Net realized and unrealized gain (loss)
  on investment transactions ....................    (.12)      .04       .72       .22      1.11     (2.96)
                                                   ------    ------    ------    ------    ------    ------
Net increase (decrease) in net asset value
  from operations ...............................     .44      1.20      1.92      1.40      2.28     (1.75)
                                                   ------    ------    ------    ------    ------    ------
Less: Dividends And Distributions
Dividends from net investment income:
  Paid to Common Stock shareholders .............    (.43)     (.86)     (.89)     (.85)     (.90)     (.90)
  Common Stock equivalent of dividends
    paid to Preferred Stock shareholders ........    (.13)     (.29)     (.31)     (.33)     (.36)     (.31)
Distributions in excess of net investment income:
  Paid to Common Stock shareholders .............     -0-      (.02)      -0-      (.05)       -0-      -0-
Common Stock equivalent of distributions
  paid to Preferred Stock shareholders ..........     -0-       -0-       -0-      (.02)       -0-      -0-
Distributions from realized capital gains:
  Paid to Common Stock shareholders .............     -0-       -0-       -0-       -0-        -0-     (.11)
  Common Stock equivalent of distributions
    paid to Preferred Stock shareholders ........     -0-       -0-       -0-       -0-        -0-     (.02)
                                                   ------    ------    ------    ------    ------    ------
Total dividends and distributions ...............    (.56)    (1.17)    (1.20)    (1.25)    (1.26)    (1.34)
                                                   ------    ------    ------    ------    ------    ------
Net asset value, end of period ..................  $13.37    $13.49    $13.46    $12.74    $12.59    $11.57
                                                   ======    ======    ======    ======    ======    ======
Market value, end of period .....................  $13.69    $14.06    $14.12    $12.38    $12.00    $10.25
                                                   ======    ======    ======    ======    ======    ======
Total Investment Return
Total investment return based on: (a)
  Market value ..................................    .53%     6.19%    22.34%    10.82%    26.65%  (21.99)%
  Net asset value ...............................   2.37%     6.89%    13.24%     8.74%    17.71%  (14.41)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .........$234,253  $234,995  $233,641  $224,888  $222,488  $211,597
Ratio of expenses to average net assets (b) .....  .94%(c)     .89%      .94%      .93%      .84%      .77%
Ratio of net investment income to
  average net assets (b) ........................ 5.17%(c)    5.30%     5.64%     5.64%     5.77%     5.58%
Portfolio turnover rate .........................     38%       60%       90%      178%      222%      116%

--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.
(c)   Annualized.


---
12
---

ADDITIONAL INFORMATION                      ACM Municipal Securities Income Fund
================================================================================

Supplemental Proxy Information

The annual Meeting of Shareholders of the ACM Municipal Securities Income Fund, Inc. was held on Tuesday, March 9, 1999. The description of each proposal and number of shares voted at the meeting are as follows:

                                                               Abstain/Authority
                                                    Voted For      Withheld
--------------------------------------------------------------------------------
1. To elect directors: Class Two Nominees
                       (term expires in 2002)
                       David H. Dievler             9,927,290      103,311
                       William H. Foulk, Jr.        9,927,885      102,716
                       Dr. James M. Hester          9,926,760      103,841

                                                               Abstain/Authority
                                      Voted For  Voted Against      Withheld
--------------------------------------------------------------------------------
2. To ratify the selection of Ernst
   & Young LLP as the Fund's
   independent auditors for the
   Fund's fiscal year ending
   October 31, 1999:                  9,893,682     35,016          101,904


                                                                             ---
                                                                              13
                                                                             ---

                                            ACM Municipal Securities Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergen, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriquez, Controller

ADMINISTRATOR

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

SUB-ADMINISTRATOR

Prudential Mutual Fund Management, LLC
Gateway Center Three
Newark, NJ 07102-4077

COMMON STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

CUSTODIAN

The Bank of New York
48 Wall Street
New York, NY 10286

PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Members of Audit Committee


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14
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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      ACM
                     -------------------------------------
                                   MUNICIPAL
                     -------------------------------------
                                  SECURITIES
                     -------------------------------------
                                  INCOME FUND
                     -------------------------------------

                                          Semi-Annual
                                          Report
                                          April 30, 1999


                                          Alliance(R)


ACM Municipal Securities Income Fund

Summary of General Information

The Fund

ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.



ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management, L.P.

MSIAR